Exhibit 10.16.3
DATED 24th June 2003
BIWATER RETIREMENT AND SECURITY SCHEME
Deed of Alteration
changing the ex-WCAPS Editions of the
Fifth Definitive Trust Deed and Rules
with effect on and from 1st June 2003
CMS Cameron McKenna LLP
Mitre House
160 Aldersgate Street
London EC1A 4DD
T+44(0)171 367 3000
F +44(0)171 367 2000
File Ref: 104585.00001
Doc.Ref: 20606914.01

CERTIFIED TO BE A TRUE AND
COMPLETE COPY OF THE ORIGINAL

CMS CAMERON MCKENNA
DATE 4/7/2003
CMS Cameron McKenna
Mitre House
160 Aldersgate Street
London EC1A 4DD

THIS DEED OF ALTERATION is made the 24th day of June 2003
[SEAL]
PARTIES
(1)	The Principal Employer

BIWATER PLC whose registered office is at Biwater House, Station Approach, Dorking, Surrey RH4 1TZ and

(2)	The Trustees

TERENCE WILLIAM ALBERT BARKER of “the Willows”, 20 Holme Park, Upper Newbold, Chesterfield, Derbyshire S41 8XB NORMAN ERIC DODD of 5 Ashworth Avenue, Urmston, Manchester M41 8TH JOHN ERNEST ALFRED KERSLAKE of Ivy House, Stack Hills Road, Todmorden, 0L14 5QW ANTHONY JOHN READ of 4 Hazlemere Drive, St Leonards, Ringwood, Hants and BARRY SHORT of 15 Rimbury Way, Christchurch, Dorset BH23 2RQ
RECITALS
(A)	This Deed is supplemental (inter alia) to two editions of a Fifth Definitive Trust Deed called the “Main Edition” and the “ex-WCAPS Edition” respectively and both made on 1st April 2003 (together called “the Trust Deeds”), both with Rules attached (together called “the Rules”) and which constitute the current provisions of the Biwater Retirement and Security Scheme (“the Scheme”)

(B)	In accordance with Clause 24 of the Trust Deeds, the Trustees may amend the provisions of the Rules with the consent of the Principal Employer at any time by deed

(C)	The Trustees and the Principal Employer wish to amend the ex-WCAPS Edition to reflect changes made to the Main Edition following the inclusion of a new category of water company member for money purchase benefits in the Scheme

(D)	The Trustees are the present trustees of the Scheme

OPERATIVE PROVISIONS
The Trustees, with the consent of the Principal Employer, in exercise of the powers described in recital (B) above declare that with effect on and from 1st June 2003 the ex-WCAPS edition of the Trust Deeds and the Rules shall be amended as follows:-
1.	In Clause 2.3 of the Trust Deed the words “the Personal Retirement Funds of post- 2003 Water Members,” is inserted before “and any income and gains”

2.	The following replaces Clause 2.4 of the Trust Deed:-
“2.4	(i)	all liabilities in respect of each Water Beneficiary shall be met from the Water Company Sub-Fund. Additional voluntary contributions made by a Special Water Member or an ex-WCAPS Member on a money purchase basis shall be met from its AVC Sector, and

	(ii)	all liabilities to other beneficiaries under the Scheme shall be met from the Main Fund although for the avoidance of doubt the terms of admission to membership, contributions and benefits of Special Water Members and post-2003 Water Members are those applicable to them under the Main Edition”.
3.	In Rule 1:-
(a)	The following replaces the definition of “Special Water Member”

“Special Water Member” means a Member who is employed by a Water Company and who became a Member in the period from 1st June 1991 to 16th February 2003 (inclusive), other than an ex-WCAPS Member.”

(b)	The following replaces the definition of “Water Beneficiaries”

“Water Beneficiaries” means ex-WCAPS Members, Special Water Members, post-2003 Water Members and other persons entitled or prospectively or contingently entitled to benefits from the Water Company Sub-Fund.”

(c)	The following new definition is inserted after the definition of “Water Undertaker”

“post-2003 Water Member” means a person in Service with a Water Company who became a Member on or after 1st June 2003.”
4.	In the second paragraph of Rule 19.3, the words “1 above and” are inserted immediately after “the application of’.

5.	The last paragraph of Rule 19.5 is deleted.
IN WITNESS of which the parties have executed this document as a deed on the date set out above.

EXECUTED as a deed on
behalf of BIWATER PLC by

Director	/s/ D. L. Magor

Secretary	/s/ Martin Robert Anthony Duffy

SIGNED AND DELIVERED as a Deed by
TERENCE WILLIAM ALBERT BARKER	/s/ T. Barker
in the presence of

Witness	Colleen B. Macdonald

Address	12 Millstreet Barlow Derbyshire S187SP

SIGNED AND DELIVERED as a Deed by
NORMAN ERIC DODD in the presence of		/s/ Norman Eric Dodd

Witness	/s/ SIGNATURE ILLEGIBLE

Address	9, Hilmarton Close Harwood Bolton BL2 3HJ

SIGNED AND DELIVERED as a Deed by
JOHN ERNEST ALFRED KERSLAKE		/s/ John Ernest Alfred Kerslake
in the presence of

Witness	/s/ SIGNATURE ILLEGIBLE

Address	The Boat House Stackhills Rd Todmorden Lancs OL 145 QW

SIGNED AND DELIVERED as a Deed by
ANTHONY JOHN READ in the presence of		/s/ Anthony John Read

Witness	/s/ SIGNATURE ILLEGIBLE

Address	9 Delton 29 Wellington Road Bournemouth, dorset, BH8 8JH

SIGNED AND DELIVERED as a Deed by
BARRY SHORT in the presence of		/s/ Barry Short

Witness	/s/ J. D. Ward

Address	8 Rimbury Way Christchurch Dorset BH23 2RQ